Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the “Agreement”) dated as of November 6, 2013, is by and between SANTANDER BANK, N.A. (formerly known as Sovereign Bank, N.A.) as agent for the Lenders hereunder (in such capacity, together with its successors in such capacity, the “Agent”), each of the lenders that is a party or signatory hereto and identified under the caption “LENDERS” on the signature pages hereto or that shall become a “Lender” hereunder (individually, a “Lender” and, collectively, the “Lenders”), and FULL CIRCLE CAPITAL CORPORATION, a Maryland corporation having an office at 800 Westchester Avenue, Suite S-620, Rye Brook, New York 10573 (the “Borrower”).

W I T N E S S E T H:

WHEREAS, the Agent, the Lenders, and the Borrower entered into a certain Credit Agreement dated June 3, 2013, as previously amended (the “Credit Agreement”), pursuant to which the Lenders agreed to extend certain credit and make certain loans to the Borrower; and

WHEREAS, the Borrower has requested the Agent and the Lenders, and the Agent and the Lenders have agreed, to amend the Credit Agreement to increase the aggregate Revolving Commitments (as defined in the Credit Agreement) to $45,000,000 and to amend each Lender’s proportionate share thereof, all as more fully described herein.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Except as otherwise indicated herein, all words and terms defined in the Credit Agreement shall have the same meanings when used herein.

2. Amendments to Credit Agreement and other Loan Documents.

(a) The following definition appearing in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Revolving Commitment” means $45,000,000.

(b) The maximum amount of the Revolving Commitment of each Lender, and the percentage of all Commitments represented by each such Revolving Commitment, is as set forth opposite each Lender’s name on the applicable signature page to this Agreement. From and after the date hereof, all references to the Revolving Commitment of each Lender in the Credit Agreement and the other Loan Documents shall be as set forth on the signature page hereto.

3. Substitute Revolving Notes.

(a) Concurrently herewith, the Borrower is executing and delivering to Santander Bank, N.A. (formerly known as Sovereign Bank, N.A.) a substitute Revolving Note in the maximum principal amount of $30,000,000 (the “Santander Substitute Note”) in substitution for, but not in repayment of, the Revolving Note dated September 25, 2013 in the maximum principal amount of $20,000,000 previously issued to Santander Bank, N.A. (the “Prior Santander Note”). The execution and delivery by the Borrower of the Santander Substitute Note pursuant to the provisions hereof shall not constitute a refinancing, repayment, accord and satisfaction or novation of the Prior Santander Note or the indebtedness evidenced thereby.

(b) Concurrently herewith, the Borrower is executing and delivering to AloStar Bank of Commerce a substitute Revolving Note in the maximum principal amount of $15,000,000 (the “AloStar Substitute Note”) in substitution for, but not in repayment of, the Revolving Note dated September 25, 2013 in the maximum principal amount of $12,500,000 previously issued to AloStar Bank of Commerce (the “Prior AloStar Note”). The execution and delivery by the Borrower of the AloStar Substitute Note pursuant to the provisions hereof shall not constitute a refinancing, repayment, accord and satisfaction or novation of the Prior AloStar Note or the indebtedness evidenced thereby.

(c) The Agent shall promptly return the Prior Santander Note and AloStar Bank of Commerce shall promptly return the Prior AloStar Note to Borrower marked “cancelled.”

4. Reaffirmation of Guaranty. Concurrently herewith, the Guarantors are executing and delivering to the Agent and the Lenders a Reaffirmation of Guaranty Agreement.

5. Amendments to Other Loan Documents. Each of the other Loan Documents is hereby amended to the extent necessary to reflect the amendments to the terms of the Credit Agreement effected by this Agreement. Without limiting the generality of the foregoing, each of the other Loan Documents shall secure the Revolving Loans to the same extent, and with the same effect, as it secured the Prior Santander Note and the Prior AloStar Note. The Borrower shall take or cause to be taken such actions, and shall execute, deliver, file and/or record or cause to be executed, delivered, filed and/or recorded such documents and other instruments, as the Agent and the Lenders shall deem to be necessary or advisable in order to confirm, implement or perfect the amendments to the other Loan Documents effected by this Section 5.

6. Representations and Warranties. In order to induce the Agent and the Lenders to enter into this Agreement and amend the Credit Agreement as provided herein, the Borrower hereby represents and warrants to the Agent and the Lenders that:

(a) All of the representations and warranties of the Borrower set forth in the Credit Agreement are true, complete and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof and as if set forth at length herein (except to the extent that such representations and warranties relate solely to an earlier date in which case such representations and warranties were true and correct in all material respects on such earlier date).

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(b) No Default or Event of Default presently exists and is continuing on and as of the date hereof.

(c) Since the date of the Borrower’s most recent financial statements delivered to the Agent, no material adverse change has occurred in the business, assets, liabilities, financial condition or results of operations of the Borrower, and no event has occurred or failed to occur which has had or could reasonably be expected to have a material adverse effect on the business, assets, liabilities, financial condition or results of operations of the Borrower.

(d) The Borrower has all corporate power and authority to execute, deliver and perform any action or step which may be necessary to carry out the terms of this Agreement and all other documents, if any, executed in connection herewith (together with this Agreement, the “Amendment Documents”), and each Amendment Document to which the Borrower is a party has been duly executed and delivered by the Borrower and each such Amendment Document is the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, subject to any applicable bankruptcy, insolvency, general equity principles or other similar laws affecting the enforcement of creditors’ rights generally.

(e) The execution, delivery and performance of the Amendment Documents to which the Borrower is a party will not (i) violate any provision of any existing law, statute, rule, regulation or ordinance, (ii) conflict with, result in a breach of, or constitute a default under (A) the certificate of incorporation or the bylaws of the Borrower, (B) any order, judgment, award or decree of any court, governmental authority, bureau or agency, or (C) any mortgage, indenture, lease, contract or other material agreement or undertaking to which the Borrower is a party or by which the Borrower or any of its properties or assets may be bound, or (iii) result in the creation or imposition of any lien or other encumbrance upon or with respect to any property or asset now owned or hereafter acquired by the Borrower, other than liens in favor of the Agent for the benefit of the Lenders.

(f) Except for filings required under applicable securities laws, no consent, license, permit, approval or authorization of, exemption by, notice to, report to, or registration, filing or declaration with any person is required in connection with the execution, delivery and performance by the Borrower of the Amendment Documents to which the Borrower is a party or the validity thereof or the transactions contemplated thereby.

7. Costs. The Borrower shall reimburse the Agent and the Lenders on demand for all costs, including reasonable legal fees and expenses and recording or filing fees, incurred by them in connection with this Agreement and the transactions referenced herein.

8. Commitment Fee. Upon the execution and delivery of this Agreement, the Borrower shall pay to the Agent for the ratable benefit of the Lenders a commitment fee in the amount of $78,125, which shall be fully-earned and not subject to rebate or refund for any reason whatsoever.

9. Counterparts. This Agreement may be signed in several counterparts, each of which shall be an original and all of which shall constitute one and the same instrument.

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10. No Change. Except as expressly set forth herein, all of the terms and provisions of the Credit Agreement shall continue in full force and effect.

11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of laws principles.

[Signatures on following page]

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[Signature page to Second Amendment to Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized representatives as of the date set forth on the first page hereof.

BORROWER:

FULL CIRCLE CAPITAL CORPORATION

By:________________________

Name:

Title:

AGENT:

SANTANDER BANK, N.A. (formerly known as Sovereign Bank, N.A.)

By: ________________________

Name:

Title:

LENDERS:

SANTANDER BANK, N.A. (formerly known as Sovereign Bank, N.A.)

By: ________________________

Name:

Title:

Amount of Revolving Commitment:         $30,000,000

Percentage of Revolving Commitment:    66-2/3%

ALOSTAR BANK OF COMMERCE

By: ________________________

Name:

Title:

Amount of Revolving Commitment:        $15,000,000

Percentage of Revolving Commitment:   33-1/3%

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